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                                                                   EXHIBIT 10.24

                              AMENDMENT NO. 1996-1
                              TO 1988 STOCK OPTION
                               AND INCENTIVE PLAN

          This Amendment No. 1996-1 is made to the Great Western Financial Corporation 1988 Stock Option and Incentive Plan, as amended effective July 26, 1994 (the "Plan"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

          WHEREAS, Great Western Financial Corporation (the "Company") has determined that it is in its best interest and that of its stockholders to amend the Plan as set forth herein;

          NOW, THEREFORE, the Plan is amended as follows:

          1. Section 5.8 of the Plan is amended in its entirety to read as follows:

          5.8  Acceleration upon a Change in Control.
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               Upon the occurrence of a Change in Control (as defined in Section
          7.9 hereof), each Option granted under Section 5.2 hereof shall become exercisable in full and that portion of any Option granted under Section 5.3 hereof equal to that percentage of the calendar year that the holder served as a director shall become exercisable.

          2. Section 6.3 of the Plan is amended in its entirety to read as follows:

          6.3  Acceleration of Awards.
               ----------------------

               6.3.1.  Upon the occurrence of a Change in Control (as defined in
          Section 7.9 hereof), (i) each Option and Stock Appreciation Right under the Key Employee
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          Program shall become exercisable in full, (ii) Restricted Stock delivered under the Key Employee Program shall immediately vest free of restrictions, and (iii) each other Award outstanding under the Key Employee Program shall be fully vested and exercisable.

               6.3.2. If, during a Potential Change in Control Period (as defined in Section 7.36 hereof), an Employee Participant's employment with the Corporation is terminated by the Corporation without cause or by the Employee Participant under circumstances that would entitle such individual to terminate his or her employment and receive severance benefits under the Company's Special Severance Plan, whether or not such Employee Participant is a participant in such Plan, (i) each Option and Stock Appreciation Right held by such Employee Participant shall become exercisable in full, (ii) Restricted Stock held by such Employee Participant shall immediately vest free of restrictions, and (iii) each other Award held by such Employee Participant shall be fully vested and exercisable.

          3. The Plan is amended by deleting Section 7.19 and by renumbering Sections 7.9 through 7.18 as Sections 7.10 through 7.19, respectively.

          4.   Section 7 of the Plan is amended by adding the following as a new
Section 7.9:

               7.9 A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

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               (i) any Person is or becomes the Beneficial Owner (as defined in
          Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its affiliates) representing 25% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities, excluding any Person who becomes such a beneficial owner in connection with a transaction described in clause (A) of paragraph
          (iii) below; or
               (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on December 10, 1996, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 10, 1996, or whose appointment, election or nomination for election was previously so approved; or

                (iii) there is consummated a merger or consolidation of the Corporation with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such

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          merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the voting securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its subsidiaries) representing 25% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities; or

               (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

          Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which

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          owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

          5. Section 7 of the Plan is amended by renumbering Sections 7.32 and 7.33 as Sections 7.33 and 7.34, respectively, and by renumbering Sections
7.34 through 7.38 as Sections 7.37 through 7.41, respectively.

          6.   Section 7 of the Plan is amended by adding the following as a new
Section 7.32:

               7.32 "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of Corporation.

          7.   Section 7 of the Plan is amended by adding the following as a new
Section 7.35:

               7.35 A "Potential Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

               (i) the Corporation enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

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               (ii)  the Corporation or any Person publicly announces an
          intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

               (iii) any Person becomes the beneficial owner, directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its affiliates) representing 15% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities;

               (iv) the filing with the Federal Home Loan Bank Board and/or the FSLIC or their successor of an application for Change in Control; or

               (v) the Board of Directors adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

          8.   Section 7 of the Plan is amended by adding the following as a new
Section 7.36:

               7.36 "Potential Change in Control Period" shall mean a period commencing upon the occurrence of an event constituting a Potential Change in Control and ending on the date six months following the date on which such Potential Change in Control ceases to exist (whether by Board resolution or otherwise).

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          The effective date of this Amendment No. 1996-1 shall be December 10,
1996. Except as herein modified, the Plan shall remain in full force and effect.

                              GREAT WESTERN
                                FINANCIAL CORPORATION



                              By: /s/ J. Lance Erikson
                                  --------------------
                              Executive Vice President,
                              General Counsel and
                              Secretary

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